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                                                                    EXHIBIT 10.7


                                                                  EXECUTION COPY


                                FIRST AMENDMENT

                                       TO

                              EMPLOYMENT AGREEMENT
                              --------------------


     WHEREAS, Reliance Bancshares, Inc. (the "Company"), Reliance Savings Bank (the "Bank"), and Allan T. Bach (the "Executive") entered into an Employment Agreement ("Agreement") effective as of the 18th day of April, 1996; and

     WHEREAS, the parties are mutually desirous of amending the Agreement in certain respects; and

     WHEREAS, the Boards of Directors of the Bank and the Company have approved and authorized their entry into this First Amendment to the Agreement;

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in the Agreement and set forth below, the Agreement is amended as follows, effective May 1, 1998:

     1. The date in the sentence of the Agreement is amended to be the 18th day of April, 1996;

     2.   The following paragraph is added at the end of Section 2 of the
Agreement:

          Notwithstanding the preceding provisions of this Section, the current period of Executive's employment under the Agreement that expires on April 17, 1999, is extended to a period ending on April 17, 2001. The preceding provisions of this Section shall apply with respect to the adding of an additional year to the remaining term of employment ending on each date immediately preceding the anniversary of the Commencement Date.

     3. The heading of Section 6 of the Agreement shall be amended to read "Termination Following a Change In Control."
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   4.   The portion of Section 6(iii) of the Agreement preceding paragraph (A)
thereof shall be amended as follows:

       (iii) Benefits Upon Termination After a Change In Control. If this Agreement is terminated (1) by Executive for good reason following a change in control, or (2) by the Employers within twenty-four(24) months of the effective date of a change in control other that for cause, death, disability or retirement, then following the Termination Date:

   5. The reference to section 5(iii) in Section 7(ii) of the Agreement is amended to refer to Section 5(iv).

        Except as provided above, the provisions of the agreement shall continue in full force and effect.

   IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to the Employment Agreement as of this 8th day of May, 1998.

                                                      EXECUTIVE:

                                                      /s/ Allan T. Bach
                                                      --------------------------
                                                      Allan T. Bach

                                                      RELIANCE BANCSHARES, INC.

                                                      By:/s/ O. William Held
                                                         -----------------------
                                                              O. William Held

                                                      RELIANCE SAVINGS BANK

                                                      By:/s/ O. William Held
                                                         -----------------------
                                                              O. William Held






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